Exhibit 10.52

AMENDED AND RESTATED GUARANTY OF RECOURSE OBLIGATIONS

made by

NEXPOINT STORAGE PARTNERS, INC.,

NEXPOINT STORAGE PARTNERS OPERATING COMPANY, LLC,

AND

NEXPOINT DIVERSIFIED REAL ESTATE TRUST,

as guarantors, in favor of

WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES TRUST 2021-GSA3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2021-GSA3

Dated as of February 13, 2026

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AMENDED AND RESTATED GUARANTY OF RECOURSE OBLIGATIONS

This AMENDED AND RESTATED GUARANTY OF RECOURSE OBLIGATIONS

(this “Guaranty”), executed on February 13, 2026 (the “Execution Date”) but made effective as of October 1, 2021 (the “Effective Date”), is made by NEXPOINT STORAGE PARTNERS, INC., a Maryland corporation, having an address at c/o NexPoint Real Estate Advisors, 300 Crescent Court, Suite 700, Dallas, Texas 75201 (“NSP”), NEXPOINT STORAGE PARTNERS

OPERATING COMPANY, LLC, a Delaware limited liability company, having an address at c/o NexPoint Real Estate Advisors, 300 Crescent Court, Suite 700, Dallas, Texas 75201 (“NSP OP,” together with NSP, “Original Guarantor”), and NEXPOINT DIVERSIFIED REAL ESTATE TRUST, a Delaware statutory trust, having an address at c/o NexPoint Real Estate Advisors, 300 Crescent Court, Suite 700, Dallas, Texas 75201 (“Additional Guarantor,” together with Original Guarantor, each, a “Guarantor” and collectively, “Guarantors”), in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES TRUST 2021-GSA3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,

SERIES 2021-GSA3 (together with its successors and assigns, hereinafter referred to as “Lender”), having an address at c/o Trimont LLC, 550 S. Tryon Street, Suite 2400, Charlotte, North Carolina 28202.

R E C I T A L S:

A.
Lender is the owner and holder of a certain mortgage loan made to NSP II Miami DST, a Delaware statutory trust, NSP II Atlanta DST, a Delaware statutory trust, NSP II Stamford DST, a Delaware statutory trust, and NSP II St Pete DST, a Delaware statutory trust (collectively, “Borrower”) by Argentic Real Estate Finance LLC, a Delaware limited liability company (“Original Lender”), in the stated principal amount of $28,500,000.00 (the “Loan”), which Loan is evidenced by, among other things, (i) that certain Loan Agreement dated as of October 1, 2021 (the “Closing Date”) among Borrower and Original Lender (as the same may be amended, modified, supplemented, replaced and/or assigned from time to time, the “Loan Agreement”), and

(ii) that certain Promissory Note dated as of the Closing Date, executed by Borrower in favor of Original Lender, in the stated principal amount of $28,500,000.00 (as amended, restated, modified and/or assigned from time to time, the “Note”);

B.
In connection with the Loan, Original Guarantor executed and delivered that certain Guaranty of Recourse Obligations in favor of Original Lender, dated as of the Closing Date (the “Original Guaranty”), with respect to certain obligations of Guarantors as more particularly set forth in the Original Guaranty;
C.
Original Lender’s rights and obligations under the Note and the other Loan Documents have been assigned to Lender, and Lender is the owner and holder of the Loan, the Note and the other Loan Documents;
D.
Borrower has requested that Lender agree to modify and amend the terms and provisions of the Loan Documents, each as more particularly set forth in that certain Consent Agreement dated on or about the Effective Date, by and among Lender, Borrower and Guarantors (the “Consent Agreement”);
E.
As a condition to the effectiveness of the Consent Agreement, Lender is requiring

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that Guarantors execute and deliver to Lender this Guaranty; and
F.
Each Guarantor hereby acknowledges that it will materially benefit from Lender’s execution and delivery of the Consent Agreement;

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NOW, THEREFORE, in consideration of the premises set forth herein and as an inducement for and in consideration of Lender’s execution and delivery of the Consent Agreement, each Guarantor hereby agrees to amend and restate the Original Guaranty, and agrees, covenants, represents and warrants to Lender, as follows:

1.
Definitions.
(a)
All capitalized terms used and not defined herein shall have the respective meanings given such terms in the Loan Agreement.
(b)
The term “Guaranteed Obligations” means (i) Borrowers’ Recourse Liabilities and (ii) from and after the date that any Springing Recourse Event occurs, payment of all the Debt as and when the same is due in accordance with the Loan Documents (and whether accrued prior to, on or after such date).
2.
Guaranty.
(a)
Each Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Lender the full, prompt and complete payment when due of the Guaranteed Obligations.
(b)
All sums payable to Lender under this Guaranty shall be payable on demand and without reduction for any offset, claim, counterclaim or defense.
(c)
Each Guarantor hereby agrees to indemnify, defend and save harmless Lender from and against any and all reasonable costs, losses, liabilities, claims, causes of action, expenses and damages, including reasonable attorneys’ fees and disbursements, which Lender may suffer or which otherwise may arise by reason of Borrower’s failure to pay any of the Guaranteed Obligations when due, irrespective of whether such costs, losses, liabilities, claims, causes of action, expenses or damages are incurred by Lender prior or subsequent to (i) Lender’s declaring the Principal, interest and other sums evidenced or secured by the Loan Documents to be due and payable, (ii) the commencement or completion of a judicial or non-judicial foreclosure of the Mortgage or (iii) the conveyance of all or any portion of the Property by deed-in-lieu of foreclosure.
(d)
Each Guarantor agrees that no portion of any sums applied (other than sums received from Guarantor in full or partial satisfaction of its obligations hereunder), from time to time, in reduction of the Debt shall be deemed to have been applied in reduction of the Guaranteed Obligations until such time as the Debt has been paid in full, or Guarantors shall have made the full payment required hereunder, it being the intention hereof that the Guaranteed Obligations shall be the last portion of the Debt to be deemed satisfied.
3.
Representations and Warranties. Each Guarantor hereby represents and warrants to Lender as follows (which representations and warranties shall be given as of the Execution Date and shall survive the execution and delivery of this Guaranty):
(a)
Organization, Authority and Execution. NSP OP is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all necessary power and authority to own its properties and to conduct

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its business as presently conducted or proposed to be conducted and to enter into and perform this Guaranty and all other agreements and instruments to be executed by it in connection herewith. NSP is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and has all necessary power and authority to own its properties and to conduct its business as presently conducted or proposed to be conducted and to enter into and perform this Guaranty and all other agreements and instruments to be executed by it in connection herewith. Additional Guarantor is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all necessary power and authority to own its properties and to conduct its business as presently conducted or proposed to be conducted and to enter into and perform this Guaranty and all other agreements and instruments to be executed by it in connection herewith. This Guaranty has been duly executed and delivered by each Guarantor.
(b)
Enforceability. This Guaranty constitutes a legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.
(c)
No Violation. The execution, delivery and performance by Guarantors of their obligations under this Guaranty has been duly authorized by all necessary action, and do not and, to Guarantors’ knowledge, will not violate any law, regulation, order, writ, injunction or decree of any court or governmental body, agency or other instrumentality applicable to a Guarantor, or result in a material breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the assets of a Guarantor pursuant to the terms of a Guarantor’s articles of organization, or any mortgage, indenture, agreement or instrument to which a Guarantor is a party or by which it or any of its properties is bound. No Guarantor is in default under any other guaranty which it has provided to Lender.
(d)
No Litigation. There are no actions, suits or proceedings at law or at equity, pending or, to each Guarantor’s best knowledge, threatened against or affecting a Guarantor or which involve or might involve the validity or enforceability of this Guaranty or which might materially adversely affect the financial condition of a Guarantor or the ability of a Guarantor to perform any of its obligations under this Guaranty. No Guarantor is in default beyond any applicable grace or cure period with respect to any order, writ, injunction, decree or demand of any Governmental Authority which might materially

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adversely affect the financial condition of such Guarantor or the ability of such Guarantor to perform any of its obligations under this Guaranty.

(e)
Consents. To Guarantors’ knowledge, all consents, approvals, orders or authorizations of, or registrations, declarations or filings with, all Governmental Authorities (collectively, the “Consents”) that are required in connection with the valid execution, delivery and performance by Guarantors of this Guaranty have been obtained and each Guarantor agrees that all Consents required in connection with the carrying out or performance of any of such Guarantor’s obligations under this Guaranty will be obtained when required.
(f)
Financial Statements and Other Information. All financial statements of Guarantors heretofore delivered to Lender are true and correct in all material respects and fairly present the financial condition of Guarantors as of the respective dates thereof, and no materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof. None of the aforesaid financial statements or any certificate or statement furnished to Lender by or on behalf of a Guarantor in connection with the transactions contemplated hereby, and none of the representations and warranties in this Guaranty contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading. No Guarantor is insolvent within the meaning of the United States Bankruptcy Code or any other applicable law, code or regulation and the execution, delivery and performance of this Guaranty will not render any Guarantor insolvent.
(g)
Consideration. Each Guarantor is the owner, directly or indirectly, of certain legal and beneficial equity interests in Borrower.
4.
Financial Statements. Guarantors shall deliver to Lender, (a)(i) for NSP, within 120 days after the end of each fiscal year, a complete copy of NSP’s annual financial statements, which shall be consolidated to include NSP OP, audited by a “big four” accounting firm or another independent certified public accountant reasonably acceptable to Lender, (ii) within 50 days after the end of each fiscal quarter of such Guarantor, financial statements (including a balance sheet as of the end of such fiscal quarter and a statement of income and expense for such fiscal quarter) certified by the chief financial officer of such Guarantor and in form, content, level of detail and scope reasonably satisfactory to Lender, (b)(i) for Additional Guarantor, within 120 days after the end of each fiscal year, a complete copy of Additional Guarantor’s annual financial statements, audited by a “big four” accounting firm or another independent certified public accountant reasonably acceptable to Lender, (ii) within 50 days after the end of each fiscal quarter of such Guarantor, financial statements (including a balance sheet as of the end of such fiscal quarter and a statement of income and expense for such fiscal quarter) certified by the chief financial officer of such Guarantor and in form, content, level of detail and scope reasonably satisfactory to Lender, and (c) 20 days after written request by Lender, such other financial information with respect to each Guarantor as Lender may reasonably request using the forms and content used by Guarantor in the ordinary course of business.
5.
Unconditional Character of Obligations of Guarantors.
(a)
The obligations of Guarantors hereunder shall be irrevocable, absolute and unconditional, irrespective of the validity, regularity or enforceability, in whole or in part,

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of the other Loan Documents or any provision thereof, or the absence of any action to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against Borrower, a Guarantor or any other Person or any action to enforce the same, any failure or delay in the enforcement of the obligations of Borrower under the other Loan Documents or Guarantors under this Guaranty, or any setoff, counterclaim, and irrespective of any other circumstances which might otherwise limit recourse against a Guarantor by Lender or constitute a legal or equitable discharge or defense of a guarantor or surety except the actual payment or other discharge of the Guaranteed Obligations. Lender may enforce the obligations of any Guarantor under this Guaranty by a proceeding at law, in equity or otherwise, independent of any loan foreclosure or similar proceeding or any deficiency action against Borrower or any other Person at any time, either before or after an action against the Property or any part thereof, Borrower or any other Person. This Guaranty is a guaranty of payment and performance and not merely a guaranty of collection. Each Guarantor waives diligence, notice of acceptance of this Guaranty, filing of claims with any court, any proceeding to enforce any provision of any other Loan Document, against such Guarantor, Borrower or any other Person, any right to require a proceeding first against Borrower or any other Person, or to exhaust any security (including, without limitation, the Property) for the performance of the Guaranteed Obligations or any other obligations of Borrower or any other Person, or any protest, presentment, notice of default or other notice or demand whatsoever (except to the extent expressly provided to the contrary in this Guaranty).
(b)
The obligations of Guarantors under this Guaranty, and the rights of Lender to enforce the same by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected by any of the following:
(i)
any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting Borrower, the Property or any part thereof, a Guarantor or any other Person;
(ii)
any failure by Lender or any other Person, whether or not without fault on its part, to perform or comply with any of the terms of the Loan Agreement, or any other Loan Documents, or any document or instrument relating thereto;
(iii)
the sale, transfer or conveyance of the Property or any interest therein to any Person, whether now or hereafter having or acquiring an interest in the Property or any interest therein and whether or not pursuant to any foreclosure, trustee sale or similar proceeding against Borrower or the Property or any interest therein;
(iv)
the conveyance to Lender, any Affiliate of Lender or Lender’s nominee of the Property or any interest therein by a deed-in-lieu of foreclosure;
(v)
the release of Borrower or any other Person from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law or otherwise; or
(vi)
the release in whole or in part of any collateral for any or all

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Guaranteed Obligations or for the Loan or any portion thereof.
(c)
Except as otherwise specifically provided in this Guaranty, each Guarantor hereby expressly and irrevocably waives all defenses in an action brought by Lender to enforce this Guaranty based on claims of waiver, release, surrender, alteration or compromise and all setoffs, reductions, or impairments, whether arising hereunder or otherwise.
(d)
Lender may deal with Borrower and Affiliates of Borrower in the same manner and as freely as if this Guaranty did not exist and shall be entitled, among other things, to grant Borrower or any other Person such extension or extensions of time to perform any act or acts as may be deemed advisable by Lender, at any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of Guarantors hereunder.
(e)
No compromise, alteration, amendment, modification, extension, renewal, release or other change of, or waiver, consent, delay, omission, failure to act or other action with respect to, any liability or obligation under or with respect to, or of any of the terms, covenants or conditions of, the Loan Documents shall in any way alter, impair or affect any of the obligations of Guarantors hereunder, and Guarantors agree that if any Loan Documents are modified with Lender’s consent, the Guaranteed Obligations shall automatically be deemed modified to include such modifications.
(f)
Lender may proceed to protect and enforce any or all of its rights under this Guaranty by suit in equity or action at law, whether for the specific performance of any covenants or agreements contained in this Guaranty or otherwise, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by Guarantors. Each and every remedy of Lender shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.
(g)
No waiver shall be deemed to have been made by Lender of any rights hereunder unless the same shall be in writing and signed by Lender, and any such waiver shall be a waiver only with respect to the specific matter involved and shall in no way impair the rights of Lender or the obligations of Guarantors to Lender in any other respect or at any other time.
(h)
At the option of Lender, any Guarantor may be joined in any action or proceeding commenced by Lender against Borrower in connection with or based upon any other Loan Documents and recovery may be had against any Guarantor in such action or proceeding or in any independent action or proceeding against such Guarantor to the extent

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of such Guarantor’s liability hereunder, without any requirement that Lender first assert, prosecute or exhaust any remedy or claim against Borrower or any other Person, or any security for the obligations of Borrower or any other Person.

(i)
Guarantors agree that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment is made by Borrower or a Guarantor to Lender and such payment is rescinded or must otherwise be returned by Lender (as determined by Lender in its sole and absolute discretion) upon insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting Borrower or a Guarantor, all as though such payment had not been made.
(j)
In the event that any Guarantor shall advance or become obligated to pay any sums under this Guaranty or in connection with the Guaranteed Obligations or in the event that for any reason whatsoever Borrower or any subsequent owner of the Property or any part thereof is now, or shall hereafter become, indebted to a Guarantor, such Guarantor agrees that (i) the amount of such sums and of such indebtedness and all interest thereon shall at all times be subordinate as to lien, the time of payment and in all other respects to all sums, including Principal and interest and other amounts, at any time owed to Lender under the Loan Documents, and (ii) such Guarantor shall not be entitled to enforce or receive payment thereof until all Principal, interest and other sums due pursuant to the Loan Documents have been paid in full. Nothing herein contained is intended or shall be construed to give any Guarantor any right of subrogation in or under the Loan Documents or any right to participate in any way therein, or in the right, title or interest of Lender in or to any collateral for the Loan, notwithstanding any payments made by a Guarantor under this Guaranty, until the actual and irrevocable receipt by Lender of payment in full of all Principal, interest and other sums due with respect to the Loan or otherwise payable under the Loan Documents. If any amount shall be paid to a Guarantor on account of such subrogation rights at any time when any such sums due and owing to Lender shall not have been fully paid, such amount shall be paid by such Guarantor to Lender for credit and application against such sums due and owing to Lender.
(k)
Guarantors’ obligations hereunder shall survive a foreclosure, deed-in-lieu of foreclosure or similar proceeding involving the Property and the exercise by Lender of any or all of its remedies pursuant to the Loan Documents.
6.
Covenants.
(a)
As used in this Section 6, the following terms shall have the respective meanings set forth below:
(i)
“GAAP” shall mean generally accepted accounting principles, consistently applied.
(ii)
“Liquid Assets” shall mean assets in the form of cash, cash equivalents, obligations of (or fully guaranteed as to principal and interest by) the United States or any agency or instrumentality thereof (provided the full faith and

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credit of the United States supports such obligation or guarantee), certificates of deposit issued by a commercial bank having net assets of not less than $500 million, securities listed and traded on a recognized stock exchange or traded over the counter and listed in the National Association of Securities Dealers Automatic Quotations, or liquid debt instruments that have a readily ascertainable value and are regularly traded in a recognized financial market.

(iii)
“Net Worth” shall mean, as of a given date, (x) the total assets of a Guarantor (exclusive of any interest in the Property or in any other asset that is part of the collateral for the Loan) as of such date less (y) such Guarantor’s total liabilities as of such date, determined in accordance with GAAP.
(b)
Until all of the Guaranteed Obligations have been paid in full, Guarantor (i) shall collectively maintain (A) a Net Worth in excess of $28,500,000 (the “Net Worth Threshold”) and (B) Liquid Assets having a market value of at least $2,850,000 (the “Liquid Assets Threshold”) and (ii) shall not sell, pledge, mortgage or otherwise transfer any of its assets, or any interest therein, which would cause Guarantor’s Net Worth to fall below the Net Worth Threshold or Guarantor’s Liquid Assets to fall below the Liquid Assets Threshold.
(c)
No Guarantor shall, at any time while a default in the payment of the Guaranteed Obligations has occurred and is continuing, either (i) enter into or effectuate any transaction with any Affiliate which would reduce the Net Worth of such Guarantor (including the payment of any dividend or distribution to a shareholder, or the redemption, retirement, purchase or other acquisition for consideration of any stock or interest in such Guarantor) or (ii) sell, pledge, mortgage or otherwise transfer to any Person any of such Guarantor’s assets, or any interest therein.
7.
Entire Agreement/Amendments. This instrument represents the entire agreement between the parties with respect to the subject matter hereof. The terms of this Guaranty shall not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by Lender and Guarantors.
8.
Successors and Assigns. This Guaranty shall be binding upon each Guarantor, and such Guarantor’s estate, heirs, personal representatives, successors and assigns, may not be assigned or delegated by any Guarantor and shall inure to the benefit of Lender and its successors and assigns.
9.
Governing Law.
(a)
THIS GUARANTY WAS NEGOTIATED IN THE STATE OF NEW YORK AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT TO THE LOAN AGREEMENT WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY AND THE OBLIGATIONS

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ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS GUARANTY AND THE NOTE, AND THIS GUARANTY AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO § 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)
ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR ANY GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK COUNTY, NEW YORK AND EACH GUARANTOR WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. EACH GUARANTOR DOES HEREBY DESIGNATE AND APPOINT HAN-HSIEN TUAN AT ONE ROCKEFELLER CENTER, 10TH FLOOR, NEW YORK, NEW YORK 10020, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE OF SUCH GUARANTOR MAILED OR DELIVERED TO EACH SUCH GUARANTOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON EACH SUCH GUARANTOR (UNLESS LOCAL LAW REQUIRES ANOTHER METHOD OF SERVICE), IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH GUARANTOR (i) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (ii) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (iii) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. NOTWITHSTANDING THE FOREGOING, LENDER SHALL HAVE THE RIGHT TO INSTITUTE ANY LEGAL SUIT, ACTION OR PROCEEDING FOR THE ENFORCEMENT OR FORECLOSURE OF ANY LIEN ON ANY COLLATERAL FOR THE LOAN IN ANY FEDERAL OR STATE COURT IN ANY JURISDICTION(S) THAT LENDER MAY ELECT IN ITS SOLE AND ABSOLUTE DISCRETION, AND EACH GUARANTOR WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH GUARANTOR HEREBY

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IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

10.
Section Headings. The headings of the sections and paragraphs of this Guaranty have been inserted for convenience of reference only and shall in no way define, modify, limit or amplify any of the terms or provisions hereof.
11.
Severability. Any provision of this Guaranty which may be determined by any competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Guarantor hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.
12.
WAIVER OF TRIAL BY JURY. EACH GUARANTOR HEREBY WAIVES THE RIGHT OF TRIAL BY JURY IN ANY LITIGATION, ACTION OR PROCEEDING ARISING HEREUNDER OR IN CONNECTION THEREWITH.
13.
Other Guaranties. The obligations of each Guarantor hereunder are separate and distinct from, and in addition to, the obligations of such Guarantor now or hereafter arising under any other guaranties, indemnification agreements or other agreements to which such Guarantor is now or hereafter becomes a party. In no event shall any Guarantor be entitled to any credit against amounts due under this Guaranty by reason of amounts paid to Lender by Guarantors (or any of them) or any other person under or by reason of the other guaranties, indemnification agreements or other agreements to which Guarantors (or any of them) are now or hereafter become a party.
14.
Notices. All notices, consents, approvals and requests required or permitted hereunder (a “Notice”) shall be given in writing and shall be effective for all purposes if either hand delivered with receipt acknowledged, or by a nationally recognized overnight delivery service (such as Federal Express), or by certified or registered United States mail, return receipt requested, postage prepaid, or by facsimile and confirmed by facsimile answer back, in each case addressed as follows (or to such other address or Person as a party shall designate from time to time by notice to the other party): If to Lender: c/o Trimont LLC, 550 S. Tryon Street, Suite 2400, Charlotte, North Carolina 28202; if to Guarantor: c/o NexPoint Real Estate Advisors, 300 Crescent Court, Suite 700, Dallas, Texas 75201, Attention: Brian Mitts, Telecopier: 972.628.4147, with a copy to: Wick Phillips Gould & Martin LLP, 3131 McKinney Avenue, Suite 500, Dallas, Texas 75204, Attention: Ryan Goins, Esq., Telecopier: 214.692.6255. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of overnight delivery, upon the first attempted delivery on a Business Day.
15.
Guarantor’s Receipt of Loan Documents. Each Guarantor by its execution hereof acknowledges receipt of true copies of all of the Loan Documents, the terms and conditions of which are hereby incorporated herein by reference.
16.
Interest; Expenses.
(a)
If Guarantors fail to pay all or any sums due hereunder upon demand by

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Lender, the amount of such sums payable by Guarantors to Lender shall bear interest from the date of demand until paid at the Default Rate in effect from time to time.
(b)
Each Guarantor hereby agrees to pay all costs, charges and expenses, including reasonable attorneys’ fees and disbursements, that may be incurred by Lender in enforcing the covenants, agreements, obligations and liabilities of Guarantors under this Guaranty.
17.
Joint and Several Obligations. Each Guarantor shall have joint and several liability for the obligations of Guarantors hereunder.
18.
Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
19.
Amendment and Restatement; Reaffirmation.
(a)
This Guaranty amends, restates and supersedes the Original Guaranty in its entirety. Without in any way limiting the provisions of this Guaranty, it is expressly understood and agreed by Guarantors that, with respect to any obligations or liabilities of Guarantors that may have accrued under the Original Guaranty (collectively, the “Existing Obligations”), (i) this Guaranty (including, without limitation, the terms of Section 19(c) below) is in no way intended to release, cancel, terminate, or otherwise impair all or any part of the Existing Obligations or Original Guarantors’ liability therefore and (ii) to the extent that there exist any Existing Obligations, (x) this Guaranty, among other things, merely re-evidences such Existing Obligations and (y) this Guaranty is given in substitution for, and not in satisfaction of, the Original Guaranty and is in no way intended to constitute a novation of the Existing Obligations as evidenced by the Original Guaranty.
(b)
Guarantors hereby reaffirm all of the obligations under the Original Guaranty, as the same may be amended and restated by this Guaranty. Guarantors hereby acknowledge and agree that (i) as of the Execution Date, neither Borrower nor Guarantors have any right of claim, offset, set-off, counter-claim or other defense to the performance of its obligations under, or against enforcement of, the Original Guaranty or this Guaranty or the other Loan Documents in accordance with each of their respective terms and (ii) Lender is not in default of any of the obligations of Lender under the Loan Documents.

Amended and Restated Guaranty of Recourse Obligations – Page

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each Guarantor has executed this Guaranty on the Execution Date to be effective as of the Effective Date.

GUARANTOR:

NEXPOINT STORAGE PARTNERS, INC.,

a Maryland corporation

By: /s/ Matt McGraner

Name: Matt McGraner

Title: Authorized Signatory

NEXPOINTSTORAGEPARTNERS OPERATING COMPANY, LLC,

a Delaware limited liability company

By: /s/ Matt McGraner

Name: Matt McGraner

Title: Authorized Signatory

NEXPOINT DIVERSIFIED REAL ESTATE

TRUST, a Delaware statutory trust

By: /s/ Matt McGraner

Name: Matt McGraner

Title: Authorized Signatory